Exhibit 32


                                  Certification

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 12, 2004                             /s/ Curtis A. Sampson
                                                   ----------------------------
                                                    Chief Executive Officer


Date:  August 12, 2004                             /s/ Paul N. Hanson
                                                   ----------------------------
                                                    Chief Financial Officer